UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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iBio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear iBio Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of iBio, Inc., a Delaware corporation (“iBio” or the “Company”). The meeting will be held on Tuesday, December 17, 2013, at 11:00 a.m. local time at the Company’s headquarters, located at 9 Innovation Way, Suite 100, Newark, Delaware.

At the annual meeting, you will be asked to consider and act upon the following matters:

1.	To elect two directors each to serve as Class II directors for a three year term expiring at the 2016 annual meeting of stockholders or until successors have been duly elected and qualified;
2.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;
3.	To approve an amendment to our certificate of incorporation, as amended, increasing the number of authorized shares of our common stock from 100 million shares to 175 million shares;
4.	To approve an amendment to our 2008 Omnibus Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder from 10 million shares to 15 million shares;
5.	To approve an advisory vote on executive compensation (“say on pay”);
6.	To hold an advisory vote on the frequency of future executive compensation advisory votes; and
7.	To transact any other business properly brought before the annual meeting.

These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about November 19, 2013.

Along with the attached Proxy Statement, we are sending to you our Annual Report on Form 10-K for the fiscal year ended June 30, 2013. Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to take a moment to vote on the items in this year’s Proxy Statement. Voting takes only a few minutes, and it will ensure that your shares are represented at the annual meeting.

Sincerely,
November 18, 2013	Robert B. Kay Executive Chairman and Chief Executive Officer

iBIO, INC.
9 Innovation Way, Suite 100
Newark, Delaware 19711

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Date	December 17, 2013
Time	11:00 a.m. (eastern daylight time)
Place	iBio, Inc. 9 Innovation Way Newark, Delaware 19711
Items of Business	1. To elect two directors each to serve as Class II directors for a three year term expiring at the 2016 annual meeting of stockholders or until successors have been duly elected and qualified;
2. To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending June 30, 2014;
3. To approve an amendment to our certificate of incorporation, as amended, increasing the number of authorized shares of our common stock from 100 million to 175 million shares;
4. To approve an amendment to our 2008 Omnibus Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder from 10 million shares to 15 million shares;
5. To approve an advisory vote on executive compensation;
6. To hold an advisory vote on the frequency of future executive compensation advisory votes; and
7. To transact such other business as may properly come before the annual meeting or any adjournment thereof.
Record Date	You are entitled to notice of, and to vote at the annual meeting and any adjournments of that meeting, if you were a stockholder of record at the close of business on November 15, 2013.
Voting by Proxy	Please submit the enclosed proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions regarding voting, please refer to the Questions and Answers beginning on page 1 of the Proxy Statement and the instructions on your proxy card.
Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by delivering a subsequent proxy or notifying the inspector of elections in writing of such revocation.

By Order of the Board of Directors,

Betsy Moyle, Secretary
Newark, Delaware
November 18, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE TO DO SO, AND YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED.

iBIO, INC.
9 Innovation Way, Suite 100
Newark, Delaware 19711

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

PROXY AND VOTING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The notice of annual meeting of stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2013 are available electronically to the Company’s stockholders of record as of the close of business on November 15, 2013 at http://www.cstproxy.com/ibioinc/2013.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Q.	Why am I receiving this proxy statement?
A.	We have made this proxy statement available to you because the board of directors of iBio is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may vote by proxy by completing and returning the enclosed proxy card.
Q.	Who can vote at the annual meeting?
A.	Only stockholders of record at the close of business on November 15, 2013, the record date for the annual meeting (the “Record Date”), will be entitled to vote at the annual meeting. On the record date, there were 65,642,095 shares of common stock, $0.001 par value per share, outstanding and entitled to vote at the annual meeting.

Stockholder of Record: Shares Registered in Your Name — If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank — If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

Q.	What is a proxy card?
A.	The proxy card enables you to appoint Robert B. Kay, our executive chairman, and Robert Erwin, our president, or either of them, as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Messrs. Kay and Erwin to vote your shares at the meeting as you have instructed on the proxy card. If you do not specify on the proxy card how your shares should be voted, your shares will be voted as recommended by our Board of Directors. By returning the proxy card to us, you can vote your shares whether or not you attend the meeting.
Q.	How many votes do I have?
A.	On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date.

Q.	What is the quorum requirement?
A.	A quorum will be present if stockholders holding a majority of the outstanding shares on the record date are present at the annual meeting in person or represented by proxy. On the record date, there were 65,642,095 shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the annual meeting may adjourn the meeting to another date.

Q.	What am I voting on?
A.	There are six matters scheduled for a vote:
•	The election of two directors each to serve as Class II directors for a three year term expiring at the 2016 annual meeting of stockholders or until their respective successors have been duly elected and qualified;
•	The ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014;
•	The approval an amendment to our certificate of incorporation, as amended, increasing the number of authorized shares of our common stock from 100 million shares to 175 million shares;
•	The approval of an amendment to our 2008 Omnibus Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder from 10 million shares to 15 million shares;
•	The approval of an advisory vote on the compensation of our named executive officers (“say-on-pay”); and
•	An advisory vote on the frequency of future executive compensation advisory votes.

As of the date of this proxy statement, we are not aware of any business expected to come before or be transacted at the annual meeting other than the matters described above.

Q.	How do I vote?
A.	For Proposal 1, you may either vote “FOR” all the nominees for director or you may abstain from voting for any nominee you specify. For Proposal 2, 3, 4 and 5, you may vote “FOR” or “AGAINST” or you may abstain from voting. For Proposal 6, you may vote for a frequency of one year, two years or three years or you may abstain. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name — If you are a stockholder of record, you may vote in person at the annual meeting or you can vote by returning the enclosed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other agent — If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received this proxy statement from that organization rather than from iBio. Simply follow the voting instructions provided by that organization. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Q.	What if I return a proxy card but do not make specific choices?
A.	If you properly submit your proxy and do not revoke it, the proxy holders will vote your shares in accordance with your instructions. If your properly completed proxy gives no instructions, the proxy holders will vote your shares in the following manner:
•	FOR the election of each of the two directors as Class II directors;
•	FOR the selection of CohnReznick LLP as our independent registered public accounting firm;
•	FOR the further amendment to our certificate of incorporation, as amended, increasing our authorized common stock;
•	FOR the amendment to increase the number of shares of our common stock authorized for issuance pursuant to the to the 2008 Omnibus Equity Incentive Plan;
•	FOR the “say on pay” proposal;
•	FOR the recommendation on the frequency of future “say-on-pay” votes; and

in their discretion on any other matters that properly come before the annual meeting.

Q.	How may I change or revoke my vote after submitting my proxy?
A.	Yes. You may change or revoke your proxy at any time before the annual meeting. You may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy with a later date. Only the most recently dated proxy will be counted.
•	You may send written notice in time for receipt by us prior to the annual meeting that you are revoking your proxy. Such notice should be sent us c/o of our Secretary, iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware, 19711.
•	You may attend the annual meeting, request that your proxy be revoked and vote in person as instructed above. Simply attending the meeting will not, by itself, revoke your proxy. You must specifically request such revocation.
Q.	What does it mean if I receive more than one notice of annual meeting?
A.	If you receive more than one notice of annual meeting, your shares are registered in more than one name or are registered in different accounts. You should submit a proxy for each name and account to ensure that all of your shares are voted.
Q.	What are broker non-votes?
A.	Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions as to how to vote to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are “discretionary” items but cannot vote the shares with respect to “nondiscretionary” items (resulting in a “broker non-vote”).

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The ratification of the selection of CohnReznick LLP is a “discretionary” item. All the other matters being acted upon and put to a vote at the annual meeting are “non-discretionary” items.

Q.	How many votes are needed to approve each proposal?
A.	For the approval of Proposal 1 (the election of directors), the two nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

To be approved, Proposals 2, 3, 4 and 5 (ratifying the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014, approving the amendment to our certificate of incorporation, approving the amendment to our 2008 omnibus equity incentive plan, and approving the “say on pay” proposal) must receive “FOR” votes from the holders of a majority of shares present at the annual meeting, either in person or by proxy. Abstentions and broker non-votes will have the same effect as a vote against the proposal, because passage of Proposals 2, 3, 4 and 5 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the annual meeting.

If you vote to abstain on Proposal 6 (advisory vote on frequency of future “say on pay” advisory votes), your shares will not be voted in favor or against this proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to abstain will have no effect on Proposal 6. If none of the three frequency options receives the majority of the votes cast, we will consider the frequency option (one year, two years or three years) that receives the highest number of votes cast to be the frequency that has been recommended by stockholders. However, as described in more detail in Proposal 6, because this proposal is non-binding, our board of directors may decide that it is in the best interests of our stockholders and iBio to hold future executive compensation votes more or less frequently.

Q.	Where may I find the results of the voting at the annual meeting?
A.	Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K within four business days following the annual meeting.
Q.	Who is paying for this proxy solicitation?
A.	Our board of directors is soliciting the proxy accompanying this proxy statement. The Company will bear the cost of soliciting proxies. Such cost will include charges by brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of our common stock. Solicitation may also be made personally by telephone or by email by the Company’s directors, officers and regular employees without additional compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s board of directors is currently composed of seven (7) directors divided into three classes of directors, Class I, II and III, with each class serving staggered 3-year terms. The current term of office for each Class II director expires at the annual meeting. The class and current term of each director is as follows:

Class and Term Expiration	Directors
Class I	Robert B. Kay
(2015)	General James T. Hill
Arthur Y. Elliott, Ph.D.
Class II	Glenn Chang
(2013)	Philip K Russell, M.D.
Class III	John D. McKey, Jr.
(2014)	Seymour Flug

Mr. Flug was elected to our board in December 2012 following the resignation of Jules Müsing. Mr. Müsing served as a director from July 2011 until his resignation in December 2012.

At our annual meeting, our stockholders will consider and vote upon the re-election of Mr. Glenn Chang and Philip K. Russell, M.D. to serve as Class II directors. If re-elected, these nominees will serve for a three year term that will expire at the 2016 annual meeting of stockholders. Our board of directors believes that all of our current directors, including the two nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen. Our board of directors also believes that Mr. Chang and Dr. Russell have performed exceptionally well in their respective time served as directors.

Each nominee has agreed to serve if elected and we have no reason to believe that either nominee will be unable to serve. If either nominee becomes unavailable for election as a result of an unexpected occurrence, proxies will be voted for the election of a substitute nominee proposed by our board of directors or for election of only the remaining nominee.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of Mr. Chang and Dr. Russell. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Since two directors are to be elected at the annual meeting, the two nominees for director who receive the highest number of affirmative votes for election will be elected as Class II directors.

Information with respect to the number of shares of common stock beneficially owned by each nominee for election as a Class II director and each of our other directors as of October 15, 2013 appears under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”.

The name, age, years of service on our board of directors, principal occupation and business experience and certain other information for each Class II director nominee is set forth below.

Name and Age	Principal Occupation and Business Experience	Director Since
Glenn Chang (age 65)	Mr. Chang currently serves as the Chief Financial Officer of Alma Bank, a New York headquartered bank with over $900 million of assets and 13 branches in the New York City Metropolitan area since late 2012. Before joining Alma, from 1999 to 2012, Mr. Chang served as a founder, Director, Chief Financial Officer and consultant to First American International Bank which is the largest locally owned Chinese American Bank. Prior to that he spent 20 years at Citibank, N.A as Vice President. Mr. Chang is a Certified Public Accountant.	August 2008
Mr. Chang’s extensive executive and financial leadership in his current and former positions and his training and experience as a Certified Public Accountant adds vital expertise to our board of directors and our Audit Committee in the form of financial understanding, business perspective and audit expertise. Mr. Chang is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).
Philip K. Russell, M.D. (age 81)	Major General (retired.) Russell served in the
	U.S. Army Medical Corps from 1959 to 1990, pursuing a career in infectious disease and tropical medicine research. Following his military service, Dr. Russell joined the faculty of Johns Hopkins University’s School of Hygiene and Public Health and worked closely with the World Health Organization as special advisor to the Children’s Vaccine Initiative. He was founding board member of the International AIDS Vaccine Initiative, and is an advisor to the Bill & Melinda Gates Foundation. He has served on numerous advisory boards of national and international agencies, including the Centers for Disease Control (“CDC”), the National Institutes of Health (“NIH”) and the Institute of Medicine. Dr. Russell is a past Chairman of the Albert B. Sabin Vaccine Institute.	March 2010
Dr. Russell’s extensive experience and expertise in the field of infectious diseases and his association with leading governmental and not-for-profit entities engaged in pioneering work throughout the world provides us with invaluable insights into priorities for these entities and business development opportunities for us.

The board of directors believes that approval of the election of each nominee director named above is in the best interests of our stockholders and therefore recommends a vote “FOR” each nominee.

OTHER DIRECTORS OF THE COMPANY SERVING AS CLASS I AND CLASS III DIRECTORS

The name, age, years of service on our board of directors, principal occupation and business experience and certain other information for each our Class I and Class III directors who will continue to serve on the board of directors and who are not standing for election at this annual meeting is set forth below:

Name and Age	Principal Occupation and Business Experience	Director Since
Robert B. Kay (age 73)	Mr. Kay has served as our Executive Chairman and Chief Executive Officer since we became a publicly traded company in August 2008. Previously, Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from
	New York University Law School.	August 2008
Mr. Kay oversees every aspect of our business in his role as executive chairman and chief executive officer. Given his years with the company and his prior experience, we believe that Mr. Kay has an excellent understanding of our business and the global markets in which we operate and those in which we anticipate operating in the future.
Arthur Y. Elliott, Ph.D. (age 77)	Dr. Elliott serves as a member of the American Association for Advancement of Science, American Society for Microbiology, and American Tissue Culture Association. Prior to retiring, Dr. Elliott spent 16 years with Merck & Co., serving ultimately as Executive Director of Biological Operations, Merck Manufacturing Division, responsible for the bulk manufacture, testing, release and registration of all biological products sold. Dr. Elliott also directed the manufacturing, process development, and other operations of North American Vaccine, Inc. for
	six years, and most recently served as consultant to Aventis (Sanofi Pasteur) Pharmaceutical Corporation in its design and implementation of new, highly automated manufacturing facilities for influenza vaccines. Dr. Elliott has served with the United States Department of Health and Human Services (“HHS”) in the Avian Influenza Pandemic Preparedness Program in Washington, D.C. as Senior Program Manager for the Antigen Sparing Project since 2006. The program involves the cooperation of three pharmaceutical companies and four government groups (NIH, CDC, United States Food and Drug Administration, and HHS). While at Merck, he worked closely with both Merck Research Laboratories and the Merck Vaccine Division to forecast the timely transfer of technology for new and improved products from the research laboratories through the manufacturing area and into	October 2010

Name and Age	Principal Occupation and Business Experience	Director Since
the marketing division for sales introductions. He has served as a biological consultant to the World Health Organization, NIH and The Bill & Melinda Gates Foundation. Dr. Elliott holds a Ph.D. in Virology from Purdue University, and an M.S. in Microbiology and a B.A. in Biology from North Texas State University.
Dr. Elliot’s extensive experience and expertise with the manufacture of vaccines and therapeutics is particularly relevant to our business and our efforts to manufacture such products which in a key component of our business.
Seymour Flug (age 78)	Prior to retiring, Mr. Flug was Chairman of the Board and CEO of Diners Club International and a Managing Director of Citibank. Prior to joining Citibank,
	Mr Flug served as Senior Vice President of Hess Oil Company. Mr. Flug began his career as Certified Public Accountant at Deloitte & Touche, a predecessor to the firm now known as Deloitte. Mr. Flug received his B.B.A from Baruch College.	December 2012
Mr. Flug’s experience leading a multinational company and his experience as a certified public accountant allow him to offer us unique perspectives on global business opportunities, best business practices and additional audit expertise. Mr. Flug is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).
General James T. Hill (retired) (age 67)	General Hill was the Commander of the 4-Star
United States Southern Command, reporting directly to the President and Secretary of Defense at the time of his retirement from active duty. As such he led all
U.S. military forces and operations in Central America, South America and the Caribbean, worked directly with U.S. Ambassadors, foreign heads of state, key Washington decision-makers, foreign senior military and civilian leaders, developing and executing
	United States policy. His responsibilities included management, development and execution of plans and policy within the organization including programming, communications, manpower, operations, logistics and intelligence.	August 2008

Name and Age	Principal Occupation and Business Experience	Director Since
General Hill’s experience of implementing plans and policies within diverse geographic regions and his insights regarding the conduct of business affairs in Central and South America is a key resource for us.
John D. McKey, Jr. (age 70)	Since 2003, Mr. McKey has served as of counsel at McCarthy, Summers, Bobko, Wood, Sawyer & Perry, P.A. in Stuart, Florida, and previously was a partner from 1987 through 2003. From 1977 to 1987,
	Mr. McKey was a partner at Gunster Yoakley in Palm Beach, Florida. Mr. McKey received his B.B.A at the University of Georgia and his J.D. from the University Of Florida College Of Law.	August 2008
Mr. McKey’s extensive experience representing private and public companies operating in varied business sectors brings our board insights and acumen to best corporate practices and implementation of strategic and financial plans.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation

Compensation for our non-employee directors has historically consisted of a grant of stock options vesting over a three-year period and additional cash compensation. We do not have a fixed policy with respect to this compensation, but the compensation is generally equal for each non-employee director except in cases where a director assumes additional responsibilities above and beyond standard board service. Directors who are also our employees receive no additional compensation for their services as directors.

Director Compensation Table

The following table sets forth summary information concerning the total compensation paid to our non-employee directors for services to the Company during the fiscal year ended June 30, 2013:

Name	Fees Earned or Paid in Cash	Option Awards(l)(2)	Total
General James T. Hill	$25,000	$57,858	$82,858
Glenn Chang	10,000	57,858	67,858
John D. McKey, Jr.	10,000	57,858	67,858
Philip K. Russell, M.D.	10,000	57,858	67,858
Arthur Y. Elliot, Ph.D.	10,000	57,858	67,858
Jules Müsing(3)	20,000	57,858	77,858
Seymour Flug(4)	5,350	37,932	43,282

(1)	This column shows the grant date fair value of awards computed in accordance with share-based compensation accounting rules (ASC Topic 718). A discussion of assumptions used in calculating award values for the year ended June 30, 2013 may be found in Note 13 — Share-Based Compensation of the audited financial statements in our Annual Report on Form 10-K for the year ended June 30, 2013.
(2)	The aggregate number of stock options outstanding for each non-employee director was as follows: Gen. Hill 270,000; Mr. Chang 270,000; Mr. McKey 370,000; Dr. Russell 180,000; Dr. Elliott 180,000; Mr. Müsing 100,000; and Mr. Flug 60,000.
(3)	Mr. Müsing served as a director from July 2011 to December 2012. Additionally, Mr. Müsing was engaged by the Company in February 2012 for a six month term to provide business development consulting services. The consulting arrangement provided for compensation at the rate of $15,000 per month. As additional compensation for the consulting services, Mr. Müsing was awarded options to purchase 60,000 shares of common stock at an exercise price of $0.93 per share, the closing stock price on the date the options were issued. These non-employee options vested in six equal monthly installments of 10,000 and expire in ten years. The cash compensation in the amount of $20,000 paid to Mr. Müsing during the year ended June 30, 2013, was comprised of consulting compensation in the amount of $15,000 and $5,000 for board service from July 2012 until his resignation in December 2012.
(4)	Mr. Flug was elected to our board of directors in December 2012.

Director Independence

Our board of directors has determined that Messrs. Chang, Flug and McKey, Drs. Elliott and Russell and General Hill are each “independent directors” as such term is defined in Section 803 of the New York Stock Exchange MKT Company Guide.

Board Committees

Our board of directors has the authority to appoint committees to perform certain management and administrative functions. Our board of directors has constituted audit, compensation and nominating committees.

Nominating Committee and Nomination Process

The Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective board members and make recommendations regarding nominations for our board of directors; to advise the board with respect to appropriate composition of board committees; to advise the board about and develop and recommend to the board appropriate corporate governance documents and assist the board in implementing guidelines; to oversee the annual evaluation of the board and our chief executive officer, and to perform such other functions as the board may assign to the committee from time to time. The Nominating Committee has a charter which is available on our website at www.ibioinc.com. The Nominating Committee consists of three independent directors: Arthur Y. Elliott, Ph.D., (Nominating Committee Chairman), Glenn Chang and General James T. Hill.

Our directors take a critical role in guiding our strategic direction and oversee the management of our company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of the life sciences industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Our board of directors believes given the diverse skills and experience required to grow our company that the input of all members of the Nominating Committee is important for considering the qualifications of individuals to serve as directors but does not have a diversity policy. Further, the Nominating Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board’s oversight of our business and affairs of and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. Whenever a new seat or a vacated seat on the board is being filled, candidates that appear to best fit the needs of the board and our company are identified and unless such individuals are well known to the board, they are interviewed and further evaluated by the Nominating Committee. Candidates selected by the Nominating Committee are then recommended to the full board for their nomination to stockholders. The Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with NYSE MKT LLC rules, the slate of nominees is approved by a majority of the independent directors.

In carrying out its responsibilities, our board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our First Amended and Restated Bylaws. Suggestions for candidates to be evaluated by the Nominating Committee must be sent to Secretary, iBio, Inc. 9 Innovation Way, Suite 100, Newark, DE 19711.

Audit Committee

The Audit Committee of the board of directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws and regulations. The Audit Committee reviews all services performed for us by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm's independence. The Audit Committee has a charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee charter is available on our website at www.ibioinc.com. The Audit Committee consists of two independent directors as determined by NYSE MKT LLC listing standards: Glenn Chang (Audit Committee Chairman) and Seymour Flug. Mr. Chang and Mr. Flug are each qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Compensation Committee

The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our senior executive officers, administers our equity incentive plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by our board of directors. The Compensation Committee has a charter which is available on our website at www.ibioinc.com. The members of the Compensation Committee are General James T. Hill (Compensation Committee Chairman), Arthur Y. Elliott, Ph.D. and Philip K. Russell, M.D.

Board Leadership Structure and Role in Risk Oversight

Our chief executive officer also serves as the executive chairman of our board of directors. We do not have a lead independent director. Our executive chairman, when present, presides over all meetings of our board. We believe this leadership structure is appropriate for our Company at this time because (1) of our size, (2) of the size of our bard, (3) our chief executive officer is responsible for our day-to-day operation and implementing our strategy, and (4) discussion of developments in our business and financial condition and results of operations are important parts of the discussion at meetings of our board of directors and it makes sense for our chief executive officer to chair those discussions.

Our board of directors oversees our risk management. This oversight is administered primarily through the following:

•	Our board’s review and approval of our business strategy, including the projected opportunities and challenges facing our business;
•	At least quarterly review of our business developments and financial results;
•	Our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent registered public accountants regarding the quality and adequacy of our internal controls and financial reporting; and
•	Our board’s review and recommendations regarding our executive officer compensation and its relationship to our business objectives and goals.

Meetings of the Board of Directors and Committees

During the fiscal year ended June 30, 2013, the board of directors held five meetings in person or by telephone and acted by unanimous written consent on two occasions and the Audit Committee held four meetings in person or by telephone. No meetings in person or by telephone were held and no actions were taken by either the Nominating Committee or Compensation Committee as matters addressable by such committees were considered and approved by the full board. Between meetings, members of the board of the directors are provided with information regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the aggregate of the total number of meetings of the board and the total number of meetings of the committees on which such director serves.

Although we do not have a policy with regard to board members’ attendance at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the board or specific members of the board, including the independent directors and the members of the Audit Committee, by submitting correspondence addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at 9 Innovation Way, Suite 100, Newark, Delaware 19711. Any such correspondence will be forwarded to the indicated directors.

Code of Ethics

We have adopted a written code of ethics within the meaning of Item 406 of SEC Regulation S-K, which applies to all of our employees, including our principal executive officer and our chief financial officer, a copy of which can be found on our website at www.ibioinc.com. If we make any waivers or substantive amendments to the code of ethics that are applicable to our principal executive officer or our chief financial officer, we will disclose the nature of such waiver or amendment in a Current Report on Form 8-K in a timely manner. No waivers from any provision of our policy have been granted.

Available information about iBio

Previously filed SEC current reports, quarterly reports, annual reports, and reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Exchange Act”), are available on our website at www.ibioinc.com and in print for any stockholder upon written request to our Secretary.

Executive Officers

The following table sets forth the names, ages and biographical information of our executive officers as of October 15, 2013:

Name	Age	Position Held With Us
Robert B. Kay	73	Executive Chairman and Chief Executive Officer
Robert L. Erwin	59	President
Scott Kain	36	Chief Financial Officer
Terence Ryan, Ph.D.	58	Chief Scientific Officer

The following are brief biographies of each executive officer:

Robert B. Kay has been our executive chairman and chief executive officer since we became a publicly traded company in August 2008. Mr. Kay was a founder and senior partner of the New York law firm of Kay Collyer & Boose LLP, with a particular focus on mergers and acquisitions and joint ventures. Mr. Kay received his B.A. from Cornell University’s College of Arts & Sciences and his J.D. from New York University Law School.

Robert L. Erwin has been our president since we became a publicly traded company in August 2008. Mr. Erwin led Large Scale Biology Corporation from its founding in 1988 through 2003, including a successful initial public offering in 2000, and continued as non-executive chairman until 2006. He served as chairman of Icon Genetics AG from 1999 until its acquisition by a subsidiary of Bayer AG in 2006. From 2004 through 2007, Mr. Erwin served as managing director of Bio-Strategic Directors LLC, providing consulting services to the life sciences industry. He is currently chairman of Novici Biotech, a private biotechnology company, and a director of Resolve Therapeutics. Mr. Erwin’s non-profit work focuses on applying scientific advances to clinical medicine, especially in the field of oncology. He is co-founder, president and director of the Marti Nelson Cancer Foundation, Oncology. Mr. Erwin received his B.S. in Zoology with honors and M.S. in Genetics from Louisiana State University.

Scott Kain has been our Chief Financial Officer since February 2013. Mr. Kain is a Certified Public Accountant in the Commonwealth of Pennsylvania who most recently served as the associate director of financial reporting at Enzon Pharmaceuticals, Inc., a NASDAQ listed company, where he was employed since 2011. In that capacity, Mr. Kain had principal responsibility for the preparation and filing of SEC periodic reports, technical accounting matters and oversight of Enzon’s internal controls over financial reporting in accordance with SOX 404 requirements. Additionally, while at Enzon, Mr. Kain also led the treasury and financial planning and analysis functions entailing oversight of the corporate cash management program and development of corporate operating and capital budgets. Prior to joining Enzon, Mr. Kain was employed from 2005 to 2010 at Sopherion Therapeutics LLC, a pre-IPO venture-backed biotechnology company, where he held financial and global operational management roles beginning as manager of financial reporting and ending as director of clinical supply chain. Mr. Kain began his career in public accounting in the assurance practice of Ernst & Young LLP. Mr. Kain earned a B.A. in Economics magna cum laude from Bucknell University and an M.S. in Accounting from the University of Virginia. He is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Terence E. Ryan, Ph.D., has been our chief scientific officer since March 2012, and prior to that served as senior vice president since joining the Company in July 2010. Dr. Ryan previously served as assistant vice president, Systems Biology at Wyeth Pharmaceuticals (later Pfizer, Inc.) from 2007 to 2010, and director of Integrative Biology at GlaxoSmithKline from 2003 to 2007. He has also been director, Cell Biology at Celera Genomics from 2000 to 2003 and associate director of Cell Technologies and Protein Sciences at Regeneron Pharmaceuticals, Inc. Dr. Ryan received his A.B. in Biology from Princeton University, his M.S. and Ph.D. in Microbiology from Rutgers University and was a post-doctoral fellow in Molecular Virology at the University of Wisconsin.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our principal executive officer, principal financial officer and our two other most highly compensated executive officers who were serving as executive officers at June 30, 2013, the end of our last completed fiscal year. We refer to the executive officers identified in this table as our “named executive officers”.

Name and Principal Position	Fiscal Year	Salary		Bonus	Option Awards(1)	Total
Robert B. Kay Executive Chairman	2013	$300,000		$-0-	$289,288	$589,288
	2012	300,000		-0-	508,888	808,888
Scott Kain Chief Financial Officer	2013	67,500	(2)	-0-	58,006	125,506
	2012	-0-		-0-	-0-	-0-
Douglas J. Beck, CPA Former Chief Financial Officer	2013	158,125	(3)	-0-	-0-	158,125
	2012	165,000		-0-	-0-	165,000
Robert Erwin President	2013	230,000		-0-	289,288	519,288
	2012	237,500		-0-	508,888	746,388
Terence E. Ryan, Ph.D. Chief Scientific Officer	2013	200,000		-0-	-0-	200,000
	2012	187,500		-0-	169,600	357,100

(1)	This column shows the grant date fair value of awards computed in accordance with share-based compensation accounting rules (ASC Topic 718). A discussion of assumptions used in calculating award values for the years ended June 30, 2013 and 2012 may be found in Note 13 — Share-Based Compensation of the audited financial statements in our Annual Report on Form 10-K for the year ended June 30, 2013.
(2)	Mr. Kain’s employment commenced on February 18, 2013 with an annual salary of $180,000.
(3)	Mr. Beck’s employment ended on March 15, 2013. The amount shown includes severance payments through June 15, 2103.

Outstanding Equity Awards at Fiscal Year-Ending June 30, 2013

The following table shows information regarding unexercised stock options held by our named executive officers as of June 30, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options	Exercise Price	Expiration Date	Market Value(1)
Robert B. Kay(2)	250,000	$0.20	2/13/19	$55,000
Robert B. Kay(2)	250,000	0.66	8/10/19	N/A
Robert B. Kay(2)	300,000	1.73	8/16/20	N/A
Robert B. Kay(3)	500,000	3.07	12/30/20	N/A
Robert B. Kay(4)	500,000	3.07	12/30/20	N/A
Robert B. Kay(2)	300,000	1.96	10/21/21	N/A
Robert B. Kay(5)	300,000	1.10	7/24/22	N/A
Scott Kain(6)	100,000	0.66	2/18/23	N/A
Douglas J. Beck(7)	100,000	2.69	5/3/21	N/A
Robert L. Erwin(2)	250,000	0.20	2/13/19	55,000
Robert L. Erwin(2)	250,000	0.66	8/10/19	N/A
Robert L. Erwin(2)	300,000	1.73	8/16/20	N/A
Robert L. Erwin(2)	300,000	1.96	10/21/21	N/A
Robert L. Erwin(5)	300,000	1.10	7/24/22	N/A
Terence E. Ryan, Ph.D.(8)	100,000	1.38	7/14/20	N/A
Terence E. Ryan, Ph.D.(8)	100,000	1.96	10/21/21	N/A

(1)	The market value for each award is based upon the closing stock price of $0.42 per share of common stock on June 30, 2013, less the exercise price of the option.
(2)	Options vest in five equal annual installments on the anniversary date of grant.
(3)	Options vested on July 1, 2011.
(4)	Options vested on July 1, 2012.
(5)	Options vest in four equal annual installments on the anniversary date of grant.
(6)	Options vest in three equal annual installments on the anniversary date of grant.
(7)	Mr. Beck ceased to be an executive officer of iBio on February 21, 2013. No options were exercised prior to expiring in connection with the termination of Mr. Beck’s service to the Company.
(8)	Options vest in two equal annual installments on the anniversary date of grant.

Equity Incentive Plan

On August 12, 2008, the Company adopted the iBioPharma 2008 Omnibus Equity Incentive Plan (the “Plan”) for employees, officers, directors and external service providers. Under the provisions of the Plan, the Company may grant options to purchase stock and/or make awards of restricted stock up to an aggregate amount of 10 million shares. Stock options granted under the Plan may be either incentive stock options (as defined by Section 422 of the internal Revenue Code of 1986, as amended) or non-qualified stock options at the discretion of the board of directors. Vesting of awards occurs ratably on the anniversary of the grant date over the service period as determined at the time of grant.

The following table provides information regarding the status of the Plan at June 30, 2013:

	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options	Remaining Weighted-Average Exercise Price of Outstanding Options	Number of Options Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the previous columns)
Equity compensation plan approved by stockholders	6,760,000	$1.45	3,240,000
Equity compensation plans not approved by stockholders	—	—	—
Total	6,760,000	$1.45	3,240,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of October 15, 2013:

•	each person who is known by us to be the beneficial owner of 5% or more of our outstanding common stock;
•	each of our directors including our chief executive officer;
•	each of our other named executive officers; and
•	all of our current executive officers and directors as a group.

Except as otherwise noted in the footnotes below, to our knowledge, each of the persons named in this table has sole voting and investment power with respect to the securities indicated as beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent of Shares Beneficially Owned (2)
5% Stockholders
Eastern Capital Limited	23,744,000	(3)	36.0%
E. Gerald Kay	5,945,695	(4)	9.3%
Carl DeSantis	6,159,463	(5)	9.6%
Directors
Robert B. Kay	2,950,962	(6)	4.5%
Glenn Chang	222,151	(7)	*
Arthur Y. Elliott, Ph.D.	119,601	(8)	*
John McKey, Jr.	795,559	(9)	1.2%
Seymour Flug	-0-		*
General James T. Hill	235,000	(10)	*
Philip K. Russell, M.D.	119,601	(10)	*
Jules A. Müsing	100,000	(11)	*
Other Executive Officers
Robert L. Erwin	920,000	(10)	1.4%
Douglas J. Beck, CPA	100,000	(12)	*
Terence E. Ryan, Ph.D.	166,000	(10)	*
Scott Kain	-0-		*
All current directors and executive officers as a group (10 persons)	5,519,874	(13)	8.1%

*	Represents less than 1% of outstanding shares.
(1)	The address of Eastern Capital Limited (“Eastern”) is Box 31363, Grand Cayman, E9 KY1 1206. The address of E. Gerald Kay is c/o Integrated BioPharma, Inc., 225 Long Avenue, Box 278, Hillside, New Jersey 07205. The address of Carl DeSantis is c/o CDS International Holdings, Inc., 3299 NW 2nd Avenue, Boca Raton, FL 33431. The address of each of our directors and executive officers is c/o iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware 19711.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our common stock. On October 15, 2013, there were 64,192,095 shares of common stock outstanding. Shares of common stock issuable under warrants or stock options that are exercisable within 60 days after October 15, 2013 are deemed outstanding and are included for purposes of computing the percentage ownership of the person holding the warrants or option but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Consists of 21,960,000 shares of common stock and warrants to purchase 1,784,000 shares of common stock held by Eastern. This information is based solely on information set forth in a Schedule 13D/A Amendment No. 3 filed with the SEC on October 18, 2013 by Eastern, Portfolio Services Ltd. and Kenneth B. Dart.
(4)	Consists of 5,945,695 shares of common stock. This information is based solely on information set for forth in a Schedule 13D filed with the SEC on June 13, 2013 by E. Gerald Kay and EGK, LLC. The number of shares of common stock beneficially owned by these entities may have changed since the filing of the Schedule 13D.
(5)	Consists of 6,159,463 shares of common stock. This information is based solely on information set forth in a Schedule 13D/A Amendment No. 1 filed with the SEC on September 9, 2013 by Carl DeSantis, the DeSantis Revocable Trust, CD Financial LLC. The number of shares of common stock beneficially owned by these entities may have changed since the filing of the Schedule 13D/A.
(6)	Includes (i) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (ii) 1,920,000 shares of common stock underlying stock options held by Mr. Kay.
(7)	Includes 210,001 shares of common stock underlying vested stock options.
(8)	All shares listed are shares of common stock underlying vested stock options.
(9)	Includes 310,001 shares of common stock underlying vested stock options.
(10)	Includes 210,000 shares of common stock underlying vested stock options.
(11)	Mr. Müsing resigned from our board of directors in December 2012. All shares listed are shared of common stock underlying options that were vested at the date of Mr. Müsing's resignation from the board.
(12)	Mr. Beck ceased being an executive officer on February 21, 2013. The shares listed reflect those shares issuable upon exercise of stock options that were vested at the date of Mr. Beck’s departure. These stock options have subsequently lapsed without exercise.
(13)	Includes 3,975,204 shares of common stock underlying vested stock options.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

The policy our board of directors is to review with management and our independent registered public accounting firm any related party transactions brought to the board’s attention which could reasonably be expected to have a material impact on our financial statements. The Company’s practice is for management to present to the board of directors each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the board of directors as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed below were disclosed to and approved by our board of directors. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our board of directors in its assessment of our directors’ independence requirements.

Fraunhofer — Shared Employee

From July 1, 2011 through February 29, 2012, the Company employed as our Chief Scientific Officer an executive of Fraunhofer Center for Molecular Biology (“Fraunhofer”). During this time, we were a party to a number of agreements with Fraunhofer including:

•	a Technology Transfer Agreement initially effective January 2004, as subsequently amended;
•	an agreement by and among us, Fraunhofer and FioCruz/BioManguinhos entered into in January 2011;
•	a research services agreement entered into by us and Fraunhofer in December 2010;
•	a research services agreement entered into by us and Fraunhofer in March 2011; and
•	a patent expense sharing agreement entered into by us and Fraunhofer in February 2010.

More specifically, during the fiscal year ended June 30, 2012:

•	The Technology Transfer Agreement, provided, among other things, that the Company would remit to Fraunhofer (1) semi-annual payments of $1 million for research and development services rendered by Fraunhofer related to the commercialization of our iBioLaunch and iBioModulator technology platforms and (2) a minimum annual royalty payment in the amount $200,000. Interest at the rate of prime plus 2% on certain unpaid balances was charged by Fraunhofer. The interest expense for the year ended June 30, 2012 was approximately $0.1 million. The total expense recorded for the year ended June 30, 2012 was approximately $2.3 million.
•	Pursuant to the agreement among us, Fraunhofer and FioCruz, we engaged Fraunhofer as a contractor to fulfill our obligation to FioCruz to provide to it certain research and development services. The services were billed to FioCruz at Fraunhofer’s cost and we recognized revenue from FioCruz for the provision of the research services to it and an offsetting equivalent expense for amounts due from us to Fraunhofer for the services rendered. The revenue and expense for the year ended June 30, 2012 was approximately $1.3 million.
•	We incurred expenses for the year ended June 30, 2012 in the approximate amount of $0.6 million pursuant to the research services agreement we entered into with Fraunhofer in December 2010 that allowed us to evaluate gene expression and protein production using the iBioLaunch platform.
•	We incurred expenses for the year ended June 30, 2012 in the approximate amount of $0.3 million pursuant to the research services agreement we entered into with Fraunhofer in March 2011 that allowed us to evaluate the mechanism of immune-potentiating activity of lichenase, a key element of our iBioModulator platform.

•	Pursuant to the patent expense sharing agreement, Fraunhofer was required to reimburse the Company for certain costs incurred for patent protection of our iBioLaunch and iBioModulator technology. The type and amount of costs to be reimbursed was an area of dispute between the parties. For the year ended June 30, 2012, the Company recorded a vendor concession of $0.1 million in general and administrative expenses to reduce the receivable to an agreed-upon settlement amount of approximately $0.2 million.

While our employment of the Fraunhofer executive has terminated, we remain a party to a number of agreements with Fraunhofer and in September 2013 entered into an agreement with Fraunhofer that materially modified certain of the terms of the Technology Transfer Agreement and patent expense sharing agreement and impacted both historical and future amounts due from us to Fraunhofer and from Fraunhofer to us.

Research and Development Services Vendor

In January 2012, the Company entered into an agreement with a vendor in which Robert Erwin, our President is a minority stockholder. The vendor performs laboratory feasibility analyses of gene expression, protein purification and preparation of research samples. The transaction has been conducted on an arm’s length basis at market terms. In the fiscal year ending June 30, 2013, we incurred expenses in the approximate amount of $424,000 with respect to services rendered by this vendor.

Consulting Services by Board Member

In February 2012, the Company entered into a business development consulting agreement with Jules Müsing. Mr. Müsing served on our board of directors from July 2011 to December 2012. The six month agreement included cash payments in the amount of $15,000 per month and equity compensation of 60,000 stock options which vested over the term of the consulting agreement in six equal monthly installments of 10,000 options per month. The options, which remain outstanding, have an exercise price of $0.93 per share and will expire ten years from the date of grant. The business development consulting fees paid to Mr. Müsing were in addition to fees in the amount of $10,000 per year that he received for his service on the board. In the fiscal year ending June 30, 2013, fees payable to Mr. Müsing amounted to $20,000 of which $15,000 related to the business development consulting services and $5,000 related to his service on our board of directors.

Limitation of Liability of Officers and Directors and Indemnification

Our certificate of incorporation, as amended, provides for indemnification of our officers and directors to the extent permitted by Delaware law, which generally permits indemnification for actions taken by officers or directors as our representatives if the officer or director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation.

As permitted under Delaware law, the By-laws contain a provision indemnifying directors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with an action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of our Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Historical Relationship with Integrated BioPharma, Inc.

We were a subsidiary of Integrated BioPharma, Inc. (“Integrated BioPharma”) from February 21, 2003 until August 18, 2008. On that date, Integrated BioPharma spun off iBio in a transaction that was intended to be a tax free distribution to Integrated BioPharma and its U.S. stockholders. As part of that transaction, we entered into a number of agreements with Integrated BioPharma including an indemnification and insurance matters agreement and a tax responsibility allocation agreement. Messrs. E. Gerald Kay and Carl DeSantis, affiliates of Integrated BioPharma, were in 2008 and continue to remain beneficial holders of more than 5% of our common stock. The agreements are described below.

Indemnification.  In general, under the indemnification and insurance matters agreement, we agreed to indemnify Integrated BioPharma, its affiliates and each of its and their respective directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by us of the separation and distribution agreement or any ancillary agreement;
•	any of our liabilities reflected on our consolidated balance sheets included in the information statement relating to the spin-off;
•	our assets or businesses;
•	the management or conduct of our assets or businesses;
•	the liabilities allocated to or assumed by us under the separation and distribution agreement, the indemnification and insurance matters agreement or any of the other ancillary agreements;
•	various on-going litigation matters in which we are named defendant, including any new claims asserted in connection with those litigations, and any other past or future actions or claims based on similar claims, facts, circumstances or events, whether involving the same parties or similar parties, subject to specific exceptions;
•	claims that are based on any violations or alleged violations of U.S. or foreign securities laws in connection with transactions arising after the distribution relating to our securities and the disclosure of financial and other information and data by us or the disclosure by Integrated BioPharma as part of the distribution of our financial information or our confidential information; or
•	any actions or claims based on violations or alleged violations of securities or other laws by us or our directors, officers, employees, agents or representatives, or breaches or alleged breaches of fiduciary duty by our board of directors, any committee of our board or any of its members, or any of our officers or employees.

Integrated BioPharma agreed to indemnify us and our affiliates and our directors, officers, employees, agents and representatives from all liabilities that arise from:

•	any breach by Integrated BioPharma of the separation and distribution agreement or any ancillary agreement;
•	any liabilities allocated to or to be retained or assumed by Integrated BioPharma under the separation and distribution agreement, the indemnification and insurance matters agreement or any other ancillary agreement;
•	liabilities incurred by Integrated BioPharma in connection with the management or conduct of Integrated BioPharma’s businesses; and
•	various ongoing litigation matters to which we are not a party.

Integrated BioPharma is not obligated to indemnify us against any liability for which we are also obligated to indemnify Integrated BioPharma. Recoveries by Integrated BioPharma under insurance policies will reduce the amount of indemnification due from us to Integrated BioPharma only if the recoveries are under insurance policies Integrated BioPharma maintains for our benefit. Recoveries by us will in all cases reduce the amount of any indemnification due from Integrated BioPharma to us.

Under the indemnification and insurance matters agreement, a party has the right to control the defense of third-party claims for which it is obligated to provide indemnification, except that Integrated BioPharma has the right to control the defense of any third-party claim or series of related third-party claims in which it is named as a party whether or not it is obligated to provide indemnification in connection with the claim and any third-party claim for which Integrated BioPharma and we may both be obligated to provide indemnification. We may not assume the control of the defense of any claim unless we acknowledge that if the claim is adversely determined, we will indemnify Integrated BioPharma in respect of all liabilities relating to that claim. The indemnification and insurance matters agreement does not apply to taxes covered by the tax responsibility allocation agreement.

Offset.  Integrated BioPharma is permitted to reduce amounts it owes us under any of our agreements with Integrated BioPharma, by amounts we may owe to Integrated BioPharma under those agreements.

Assignment.  We may not assign or transfer any part of the indemnification and insurance agreement without Integrated BioPharma’s prior written consent. Nothing contained in the agreement restricts the transfer of the agreement by Integrated BioPharma.

Tax Responsibility Allocation Agreement.  In order to allocate our responsibilities for taxes and certain other tax matters, we and Integrated BioPharma entered into a tax responsibility allocation agreement prior to the date of the distribution. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, Integrated BioPharma will be responsible for, and will indemnify and hold us harmless from, any liability for income taxes with respect to taxable periods or portions of periods ending prior to the date of distribution to the extent these amounts exceed the amounts we have paid to Integrated BioPharma prior to the distribution or in connection with the filing of relevant tax returns. Integrated BioPharma is also responsible for, and will indemnify and hold us harmless from, any liability for income taxes of Integrated BioPharma or any member of the Integrated BioPharma group (other than us) by reason of our being severally liable for those taxes under U.S. Treasury regulations or analogous state or local provisions. Under the terms of the agreement, with respect to consolidated federal income taxes, and consolidated, combined and unitary state income taxes, we are responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our income taxes for all taxable periods, whether before or after the distribution date. With respect to separate state income taxes, we are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for income taxes with respect to taxable periods or portions of periods beginning on or after the distribution date. We are also responsible for, and will indemnify and hold Integrated BioPharma harmless from, any liability for our non-income taxes and our breach of any obligation or covenant under the terms of the tax responsibility allocation agreement, and in certain other circumstances as provided therein. In addition to the allocation of liability for our taxes, the terms of the agreement also provide for other tax matters, including tax refunds, returns and audits.

PROPOSAL 2 — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. CohnReznick LLP was engaged as our principal accounting firm in October 2009. Representatives of CohnReznick LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of CohnReznick LLP as our independent registered public accounting firm. However, the Audit Committee of the board of directors is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our company’s and our stockholders’ best interests.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of CohnReznick LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The board of directors believes that the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 is in our best interest and the best interests of our stockholders and therefore recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the year ended June 30, 2013.

Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.

CohnReznick LLP, our independent registered public accounting firm for the year ended June 30, 2013, is responsible for expressing opinions on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2013 with our management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with our independent registered public accounting firm the firm’s independence.

The following table represents aggregate fees billed to us by CohnReznick LLP:

	For the Year Ended June 30,
	2013		2012
Audit Fees	$193,000	(1)	$188,400	(2)
Audit-related Fees	—		—
Tax Fees	11,200		13,000	(3)
Other Fees	—		—
Total Fees	$204,200		$201,400

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid CohnReznick LLP for professional services for the audit of our financial statements included in our Annual Reports on Form 10-K, review of our financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the Securities and Exchange Commission.

(1)	Includes fees for comfort letters issued in connection with the January 2013 At-the-Market equity offering and the April 2013 issuance and sale of units, as well as fees for attending the annual stockholders’ meeting.
(2)	Includes fees for filing of Registration Statements, including a comfort letter, Form S-8 for registering the Company’s stock option plan and attending the annual stockholders’ meeting.
(3)	Includes additional fees for tax compliance and research for the year ended June 30, 2012.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has determined that the rendering of the services other than audit services by CohnReznick LLP is compatible with maintaining the principal accountant’s independence.

Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and selected CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

From the Audit Committee of iBio, Inc.

Glenn Chang
Seymour Flug

(*)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the 1934 Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL 3 — APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

Background

We are currently authorized under our certificate of incorporation, as amended, to issue 100 million shares of common stock and 1 million shares of preferred stock. On November 15, 2013, our board of directors unanimously adopted resolutions approving a further amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 175 million shares and directing that such amendment be submitted to a vote of our stockholders. For the reasons set forth below, the board of directors believes that the proposed increase in the authorized number of shares of common stock is in our best interest and the best interest of our stockholders. The amendment will not affect the authorized number of shares of preferred stock which will remain at 1 million.

The certificate of incorporation, as amended, currently authorizes the Company to issue up to a total of 100 million shares of common stock. As of October 15, 2013, we had 64,192,095 shares of common stock outstanding; approximately 12.9 million shares of common stock subject to outstanding warrants and 10 million shares of common stock subject to outstanding equity awards or otherwise reserved for future issuance under the Plan. As a result, only approximately 12.9 million shares of common stock remain authorized and available for issuance under the certificate of incorporation, as amended, as of October 15, 2013.

Reasons to Increase the Authorized Common Stock

The board of directors is recommending this increase in the authorized shares of common stock primarily to ensure that we have the ability to address future corporate needs and the opportunity to take advantage of future opportunities. As a general matter, if the amendment is approved, our board of directors would be able to issue such newly authorized shares in its discretion from time to time, subject to and limited by rules of the NYSE MKT and other rules and regulations that require stockholder approval of specific transactions.

The newly authorized shares would be issuable as determined by our board of directors for any proper corporate purpose which may include:

•	raising additional capital;
•	the acquisition of businesses, technologies or products;
•	entering into strategic partnerships; and
•	entering into other collaborations and relationships that are intended to complement or expand our business.

If the amendment is approved by our stockholders, the board of directors believes that it will have a greater ability and flexibility to take advantage of commercial opportunities and market conditions. Without that increased flexibility, the board of directors may be required to incur the costs and delays of seeking stockholder approval for any particular issuance. Such a delay may impair the ability of our board of directors to complete a transaction which is considered to be in the best interest of iBio.

We have no present understandings, commitments or agreements to enter into any such transaction.

Other Considerations

The authorization of the additional shares of common stock would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, other than in a stock dividend, stock split or other similar event, such future issuance will decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders. The issuance of additional shares of common stock could have a negative effect on the trading price of our common stock.

Additionally, the increase in the number of authorized shares of common stock could have unintended effects. For example, if our board of directors issues additional shares in the future, it could increase the cost to a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. To the extent that it impedes any such attempts, the proposed amendment may serve to perpetuate our management. The amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the certificate of incorporation, as amended, and our bylaws that would thwart such efforts.

Under our certificate of incorporation, as amended, stockholders do not have preemptive rights with respect to the issuance of shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

Effective Date of the Amendment

In order for the amendment to become effective, we have to file with the Secretary of State of the State of Delaware a certificate of amendment of the certificate of incorporation. If the proposed amendment is approved by our stockholders, we intend to file the certificate of amendment as soon as practicable following the annual meeting.

Our board of directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment.

Our board of directors believes that approval of amendment of the certificate of incorporation, as amended, increasing the authorized common stock from 100 million shares to 175 million shares is in our best interests and the best interests of our stockholders and therefore recommends a vote “FOR” this proposal.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO INCREASE SHARES AUTHORIZED
FOR ISSUANCE PURSUANT TO OUR 2008 OMNIBUS EQUITY INCENTIVE PLAN

Our board of directors believes that stock options and restricted stock awards play an important role in the success of our Company by encouraging and enabling our employees, officers, directors, consultants and advisors upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in our Company. Our board of directors believes that providing such persons with a direct stake in the Company will effect a closer identification of the interests of such individuals with those of the Company and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company.

On November 15, 2013, our board of directors approved an amendment to the 2008 Omnibus Equity Incentive Plan (the “Plan”), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the Plan by 5 million shares to 15 million shares of common stock. These additional shares will enhance the flexibility of our board of directors in granting awards of stock options and restricted stock to our officers, employees, directors, consultants and advisors and to ensure that we can continue to grant stock options and restricted stock awards to such persons at levels determined to be appropriate by our board of directors. Our board believes that an increase in shares authorized for issuance under the Plan, as amended, is appropriate and in the best interests of our stockholders given our desire to further strengthen the alignment of interests between eligible Plan participants and our stockholders, the highly competitive environment in which we recruit and retain employees and key advisors and our historical utilization rate. A copy of the Plan, as amended, is attached as Appendix A to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s website at www.sec.gov. In addition, a copy of the Plan, as amended, may be obtained by making a written request to: iBio, Inc., 9 Innovation Way, Suite 100, Newark, DE 19711, Attention: Secretary.

At September 30, 2013, options to purchase 8,050,000 shares of common stock and no shares of restricted stock were outstanding under our Plan. The weighted average remaining contractual life for options outstanding at September 30, 2013 was 7.6 years and the weighted average exercise price for such options was $1.30. At September 30, 2013, there were 1,950,000 shares remaining available for future grants under our Plan.

Our board of directors is submitting the Plan, as amended, for approval by our stockholders and has specifically conditioned the effectiveness of the amendment on such approval. If our stockholders do not approve the Plan, as amended, the existing Plan, excluding the proposed increase in shares available for issuance thereunder, will remain in effect. In such event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Summary of Material Features of the Plan, as amended

The material features of the Plan, as amended, are:

•	The maximum number of shares of common stock to be issued under the Plan is 15 million;
•	The award of stock options (both incentive and non-qualified options) and restricted stock is permitted; and
•	Any material amendment to the Plan, to the extent required by applicable law, regulations and rules, is subject to approval by our stockholders.

Based solely on the closing price of our common stock as reported by the NYSE MKT on November 15, 2013, the date our board approved the proposed amendment to the Plan, the maximum aggregate market value of the additional 5 million shares of common stock that could potentially be issued under the Plan pursuant to the amendment is $1,748,000. The shares we issue under the Plan will be authorized but unissued shares or treasury shares. The shares of common stock underlying any awards that expire or are terminated, surrendered or canceled without having been fully exercised or are forfeited in whole or in part are added back to the shares of common stock available for issuance under the Plan.

Summary of the Plan, as amended

The following description of certain features of the Plan, as amended, is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, as amended, that is attached as Appendix A to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s website at www.sec.gov. In addition, a copy of the Plan, as amended, may be obtained by making a written request to: iBio, Inc., 9 Innovation Way, Suite 100, Newark, DE 19711, Attention: Secretary.

Plan Administration.  The Plan is administered by our board of directors. To the extent consistent with our certificate of incorporation, bylaws and applicable law, our board of directors has the authority to grant awards and adopt, amend and repeal the administrative rules, guidelines and practices relating to the Plan and to interpret the provisions of the Plan. Pursuant to the terms of the Plan, our board of directors may delegate its authority under the Plan to one or more committees, each consisting of one more members of the board of directors.

Eligibility.  Persons eligible to participate in the Plan are employees, officers, directors, consultants and advisors of the Company and its affiliates as selected from time to time by our board of directors in its discretion. For this purpose, “affiliates” include any company, trade or business that controls or is controlled by or is under common control with iBio.

Description of Awards.  The Plan provides for the grant of stock option and restricted stock awards.

Stock Options.  The Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The option exercise price of each incentive stock option will be determined by our board of directors but may not be less than 100% of the fair market value of the common stock on the date of grant. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors, consultants and advisors. The option exercise price of each non-qualified stock option will be determined by our board of directors but may not be less than 100% of the fair market value of the common stock on the date of grant Fair market value for these purposes is the closing price (for the primary trading session) of our common stock on the NYSE MKT on the date of grant.

The term of each option will be fixed by our board of directors and may not exceed ten years from the date of grant. Our board of directors will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our board of directors. In general, unless otherwise permitted by our board of directors, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash or by cash equivalents acceptable to our board of directors. To the extent permitted under applicable law and provided for in the applicable option agreement or approved by our board of directors, in its sole discretion, the exercise price may be paid by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee. Additionally, to the extent provided in the applicable option agreement, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee or by delivery to the Company of a full recourse promissory note with such other terms and conditions as determined by our board of directors. Options may also be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Restricted Stock.  The Plan permits our board of directors to award shares of common stock to participants subject to such conditions and restrictions as our board of directors may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service to iBio through a specified restricted period.

Change of Control Provision for Awards.  Under the Plan, upon the occurrence of a reorganization, merger, consolidation or other similar event (a “reorganization”) that does not constitute a “change of control” as such term is defined in the Plan, the terms of the awards made prior to such reorganization shall survive such reorganization and be applicable to the shares of iBio common stock remaining outstanding after the reorganization event or to any new shares of common stock issued in substitution for iBio common stock. To the extent that a change of control occurs in connection with a reorganization and the acquiring or succeeding company fails to assume or substitute substantially equivalent awards, all outstanding shares of restricted stock will either vest and all restrictions on such shares will lapse immediately prior to the occurrence of the change of control or such awards will be cancelled and in lieu thereof the per share price paid to holders of common stock in the reorganization will be paid to the Plan participants with cancelled restricted stock awards. With respect to outstanding Options in the case of a reorganization that constitutes a “change in control,” our board of directors may take either of the following two actions. Not less than 15 days prior to the occurrence of the reorganization event, our board of directors may accelerate the vesting of all Options which will remain exercisable for a 15 day period. Alternatively, our board of directors may, in its sole discretion cancel the outstanding Options and pay or deliver in lieu thereof cash or securities having a value equal to the excess, if any, of (A) the per share price to be paid to holders of common stock in the reorganization event multiplied by the number of shares of common stock subject to the participant’s awards over (B) the aggregate exercise price of all such outstanding awards and any applicable tax withholdings, in exchange for the termination of such awards.

Adjustments for Stock Dividends, Stock Splits, Etc.  Except to the extent provided in an award agreement or otherwise agreed by the participant, the Plan requires that our board of directors make appropriate adjustments to the number of shares of common stock that are subject to the Plan and to any outstanding awards to reflect stock dividends and distributions, stock splits, recapitalizations, reclassifications, combination of shares, exchange of shares or other increases or decreases in the iBio common stock that is effected without receipt of consideration by iBio.

Amendments and Termination.  Our board of directors may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall alter or impair the rights or obligations arising under any award previously made under the Plan unless the consent of the participant has been obtained. An amendment to the Plan shall be contingent upon approval by the Company’s stockholders only to the extent required by applicable law, regulation or rule. As required under the rules of the NYSE MKT, any amendments that materially change the terms of the Plan will be subject to approval by our stockholders.

Effective Date of Amendment.  Our board of directors approved the proposed amendment to the Plan on November 15, 2013. The amendment to increase the number of authorized shares under the Plan will become effective on the date it is approved by stockholders. If the Plan, as proposed to be amended, is not approved by stockholders, the Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Since the grant of awards under the Plan is within the discretion of our board of directors, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. In lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the stock option awards that were received by the following persons and groups during fiscal year 2013: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group. No person received any award of restricted stock during fiscal year 2013.

	Options
Name and Position	Average Exercise Price ($)	Number (#)
Robert B. Kay, Executive Chairman	$1.10	300,000
Robert Erwin, President	1.10	300,000
Scott Kain, Chief Financial Officer	0.66	100,000
Terrence Ryan, Chief Scientific Officer	—	—
All current executive officers, as a group	1.04	700,000
All current directors who are not executive officers, as a group	1.04	360,000
All current employees who are not executive officers, as a group	0.92	210,000

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company would be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Restricted Stock Awards.  The Company generally will be entitled to a tax deduction in connection with an award of restricted stock in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award vests or becomes non-forfeitable, unless the award provides for a further deferral.

Tax Withholding.  Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or vesting of restricted stock awards. iBio has the right to deduct from any payments due to a participant any federal state or local taxes that are due upon exercise of options or vesting of restricted stock awards. With the prior approval of our board of directors, a participant may satisfy the amounts required to be withheld by making payment of such amounts, delivering to the Company shares of common stock that have a fair market value equal to amounts required to be withheld or by authorizing the Company to withhold shares of stock otherwise payable to the participant pursuant to the exercise or vesting.

Parachute Payments.  The vesting of any portion of an option or restricted stock award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the participant to a 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable). The Plan provides that no award will vest or become exercisable if such vesting or exercise causes any resulting payment to be considered a parachute payment and the aggregate after tax amounts received by the participant under this Plan and all other agreements with the Company would be less than the participant would receive if no such payments were considered parachute payments. The Plan further provides that a participant may instruct the Company to reduce or modify the Plan payments or benefits otherwise due to the participant to avoid having payments or benefits otherwise payable to the participant deemed to be parachute payments.

Limitation on Deductions.  Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of one million dollars a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Our board of directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, our board believes that the approval of the amendment to the Plan is in the best interests of iBio and our stockholders and recommends a vote “FOR” this proposal.

PROPOSAL 5 — ADVISORY VOTE ON COMPENSATION OF EXECUTIVE OFFICERS
(“SAY-ON-PAY”)

Background of Proposal

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

Our executive compensation program is designed to align the interests of our stockholders and our executive officers. We use our executive compensation programs to attract, motivate, and retain our executive officers and to ensure that their efforts focus on the long term performance of iBio. These officers are critical to the achievement of our current and longer term strategic and financial performance goals and objectives.

Our executive compensation program is comprised of cash compensation, in the form of fixed salary, and equity-based compensation. In addition, we provide our executive officers with benefits that are generally available to our salaried employees. We believe that offering our executive officers differing forms of compensation allows us to achieve varied objectives.

Cash compensation, for example, provides our executive officers with a guaranteed minimum base salary. We fix the base salary of each of our executive officers at a level that we believe enables us to hire and retain individuals in a competitive environment and reward individual performance and contribution to our overall business goals.

Our equity based compensation is effected through a stock option program. This is the primary means of linking our named executive officers’ compensation and the long-term performance of iBio. The stock option program encourages a long-term focus from our executives by using a multi-year minimum vesting requirement for stock options and creates an ownership culture that helps unify the interests of our executives and stockholders.

As noted above, we view the components of our executive officer compensation as related but distinct. Although our board of directors does review total compensation, it does not believe that compensation derived from one component of compensation should negate or reduce compensation from other components. Neither our board of directors or our Compensation Committee has adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and equity based compensation, or among different forms of compensation. This is due to the small size of our executive officer team and the need to tailor each executive officer’s award to attract and retain that executive officer.

Additional details about our executive compensation program, including information about compensation for our named executive officers for the fiscal year ended June 30, 2013, are described under the “Executive Compensation” section of this proxy statement.

We are asking our stockholders to indicate their support for our executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our executive officers. This vote is not intended to address any specific item of compensation, but rather to evaluate the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for a vote by our stockholders at the annual meeting:

“RESOLVED, that the stockholders of iBio, Inc. hereby APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed in the Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion that accompany the compensation tables.”

This say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or our board of directors. However, our board and our Compensation Committee value the opinion of our stockholders and will consider our stockholders’ opinion when making future compensation decisions for our named executive officers.

Our board of directors recommends that stockholders vote to approve the compensation of our named executive officers by voting “FOR” Proposal 5.

PROPOSAL 6 — ADVISORY VOTE ON FREQUENCY OF
FUTURE “SAY-ON-PAY” ADVISORY VOTES

In addition to requiring a “say-on-pay” vote, the Dodd-Frank Act and applicable SEC rules also require that, at least once every six years, stockholders be given the opportunity to vote on the advisory resolution set forth immediately above regarding the frequency of future say-on-pay votes (“say-on-frequency”). Stockholders may vote to recommend that future “say-on-pay” votes be held every year, every two years or every three years.

Our board of directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our board of directors may decide that it is in the best interests of our stockholders and iBio to hold the advisory vote to approve executive compensation more or less frequently. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our board of directors believes that the executive compensation advisory vote should be held every three years, and therefore our board of directors recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes.

Our board of directors believes that a once every three years, or triennial, executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, long-term basis than a more frequent vote. Consistent with our view that our executive compensation program should serve as an incentive and retention tool, we take a long-term view of executive compensation and encourage our stockholders to do the same. As described in Proposal 5 and in the section of this proxy statement captioned “Executive Compensation,” our compensation program emphasizes multi-year incentive compensation, using stock options as the primary long-term incentive vehicle to align our long-term corporate goals and objectives with our executives’ compensation. Too-frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. Annual or biennial executive compensation advisory votes also may not allow stockholders sufficient time to evaluate the effect of changes we make to executive compensation.

A triennial vote will also give our board of directors sufficient time to engage with stockholders to better understand their views about executive compensation and respond effectively to their concerns. Independent of the timing of the executive compensation advisory vote, we encourage stockholders to contact our board of directors at any time to provide feedback about corporate governance and executive compensation matters. We believe these currently available options provide more meaningful mechanisms for stockholders to state their views about our compensation programs and policies.

Our board of directors is asking stockholders to vote, on a non-binding advisory basis, on the following resolution:

“RESOLVED, that the option of once every one, two or three years that receives the highest number of votes cast will be considered to be the preferred frequency of the stockholders with which iBio is to hold future non-binding stockholder advisory votes on executive compensation.”

Our board of directors believes that holding the executive compensation advisory vote every three years is in the best interests of iBio and its stockholders and recommends voting for a frequency of every “THREE YEARS”.

OTHER INFORMATION

Other Matters

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with their judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2013, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Stockholder Proposals for the 2014 Annual Meeting

Rules of the Securities and Exchange Commission require that we receive any proposal by our stockholders for inclusion in our proxy materials for the 2014 annual meeting of stockholders no later than by July 18, 2014. Proposals must be submitted in writing to us c/o Secretary, iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware, 19711, and you must comply with other requirements of Rule 14a-8 under the 1934 Exchange Act. However, if the 2014 annual meeting date changes by more than 30 days from the date of the 2013 annual meeting date, then the proposal must be submitted a reasonable time before we begin to print and send our proxy materials for the 2014 annual meeting.

In addition, our First Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2014 annual meeting of stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on September 18, 2014 and no earlier than the close of business on August 19, 2014. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to iBio, Inc., Attention: Secretary, 9 Innovation Way, Suite 100, Newark, Delaware 19711 or contact our Corporate Secretary at (302) 355-0650. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

By Order of the Board of Directors

Robert B. Kay
Executive Chairman and Chief Executive Officer

November 18, 2013

A copy of our Annual Report on Form 10-K, for the fiscal year ended June 30, 2013 is available without charge upon written request to: Corporate Secretary, iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware 19711. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

Appendix A

IBIOPHARMA, INC.

2008 OMNIBUS EQUITY INCENTIVE PLAN

IBIOPHARMA, INC.
2008 OMNIBUS EQUITY INCENTIVE PLAN

IBIOPHARMA, INC. (the “Company”), sets forth herein the terms of its 2008 Omnibus Equity Incentive Plan (the “Plan”) as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options and restricted stock in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

It is intended that all awarded restricted stock provided for under this Plan be exempt from Section 409A of the Internal Revenue Code (the “Code”) because it is believed that the Plan does not provide for a deferral of compensation and accordingly that the Plan does not constitute a nonqualified deferred compensation plan within the meaning of Section 409A. The provisions of this Plan shall be interpreted in a manner consistent with this intention, and the provisions of this Plan may be amended, adjusted, assumed or substituted for, converted or otherwise modified if the Plan Administrator determines, in its sole unfettered discretion, that such amendment, adjustment, assumption or substitution, conversion or modification would be required so that the terms and conditions of the restricted stock awarded hereunder do not violate the requirements of Section 409A.

Notwithstanding the foregoing, the Company does not make any representation to the Participant that the stock options and restricted stock awarded pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any beneficiary for any tax, additional tax, interest or penalties that the Participant or any beneficiary may incur in the event that any provision of this Plan, or any amendment or modification thereof, or any other action taken with respect thereto, the Plan Administrator determines should not result in a violation of Section 409A, is deemed to violate any of the requirements of Section 409A.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2 “Award Agreement” means the stock option agreement, restricted stock agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

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2.6 “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates at the time the Plan is approved by the Company’s shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.7 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.8 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.

2.9 “Company” means iBioPharma, Inc.

2.10 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.11 “Effective Date” the date the Plan is approved by the Board.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.13 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

2.14 “Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee or a trust or foundation for the exclusive benefit of any one or more of these persons.

2.15 “Grant” means an award of an Option or Restricted Stock under the Plan.

2.16 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 5 hereof, or (iii) such other date as may be specified by the Board.

2.17 “Grantee” means a person who receives or holds an Option or Restricted Stock under the Plan.

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2.18 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19 “Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.

2.20 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.21 “Option Period” means the period during which Options may be exercised as set forth in Section 7 hereof.

2.22 “Option Price” means the purchase price for each share of Stock subject to an Option.

2.23 “Other Agreement” shall have the meaning set forth in Section 12 hereof.

2.24 “Plan” means this iBioPharma, Inc. 2008 Omnibus Equity Incentive Plan, as same may be amended, revised or terminated from time to time.

2.25 “Purchase Price” means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.

2.26 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.27 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.

2.28 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.29 “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

2.30 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser to the Company or an Affiliate.

2.31 “Stock” means the common stock of the Company, having a par value of $.001 per share.

2.32 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.33 “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

3. ADMINISTRATION OF THE PLAN

3.1 Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law.

The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The

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interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.2 Committee.

The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.3 Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees,
(ii)	determine the type or types of Grants to be made to a Grantee,
(iii)	determine the number of shares of Stock to be subject to a Grant,

(iv)	establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v)	prescribe the form of each Award Agreement evidencing a Grant, and
(vi)	amend, modify, or supplement the terms of any outstanding Grant.

As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other grant under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement.

3.4 Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

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3.5 No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the number of shares of Stock available for issuance under the Plan as Options or as Restricted Stock shall be ten million (10,000,000) shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5. GRANT ELIGIBILITY

5.1 Employees and Other Service Providers.

Grants (including Grants of Incentive Stock Options, subject to Section 5.3) may be made under the Plan to any employee, officer or director of, or other Service Provider providing, or who has provided, services to, the Company or any Affiliate. To the extent required by applicable state law, Grants within certain states may be limited to employees and officers or employees, officers and directors.

5.2 Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

5.3 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

6. AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant and provides for adjustment in accordance with Section 15. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

7. TERMS AND CONDITIONS OF OPTIONS

7.1 Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option, the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than 110 % of the Fair Market Value of a share of Stock on the Grant Date. To the extent required by applicable law, in the case of a Nonqualified Stock Option, the Option Price shall be not less than 100% of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a

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Grantee is a Ten-Percent Stockholder, the Option Price shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

7.2 Vesting and Option Period.

Subject to Sections 7.3 and 14.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 7.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. To the extent required by applicable law, each Option shall become exercisable at least at the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date based on continued Service. Subject to the preceding sentence, the Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.

7.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

7.4 Exercise of Options on Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Grantee shall have the right to exercise the vested portion of any Option held at termination for a period of three (3) months next succeeding such termination of service with the Company for any reason (other than for Cause), and that the Grantee shall have the right to exercise the vested portion of any option Option for a period of twelve (12) months next succeeding the termination of service with the Company due to death or Disability.

7.5 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 14 hereof which results in termination of the Option.

7.6 Exercise Procedure.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.

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7.7 Right of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.

7.8 Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock purchased upon such exercise of the Option.

8. TRANSFERABILITY OF OPTIONS

8.1 Transferability of Options.

Except as provided in Section 8.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.2 Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.2 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Option, and the shares may be subject to repurchase by the Company or its assignee.

9. RESTRICTED STOCK

9.1 Grant of Restricted Stock.

The Board may from time to time grant Restricted Stock to persons eligible to receive Grants under Section 5 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

9.2 Restrictions.

At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock shall vest. To the extent required by applicable law, the vesting restrictions applicable to a Grant of Restricted Stock shall lapse no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date, based on continued Service.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. The Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.

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9.3 Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

9.4 Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

9.5 Termination of Service.

Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate, any shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.

9.6 Purchase and Delivery of Stock.

The Grantee shall be required to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate. To the extent required by applicable law, the Purchase Price of a share of Restricted Stock shall be not less than eight-five (85%) percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, the Purchase Price shall be not less than one hundred (100%) percent of the Fair Market Value on the Grant date of a share of Stock.

Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

10. FORM OF PAYMENT

10.1 General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

10.2 Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall

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have been held for at least six (6) months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

10.3 Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and the shares of Stock have become publicly traded, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 11.

10.4 Promissory Note.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Grant for the purpose of securing payment of the note. In no event shall stock certificate(s) representing the Stock be released to the Grantee until such note is paid in full.

10.5 Net Exercise of Option.

In lieu of paying the aggregate purchase price in cash pursuant to Section 10.1, the Grantee may elect a “net exercise” and exchange his or her Option for such number of shares of Common Stock determined by multiplying such number of shares of common stock with respect to which this Option is exercised by a fraction, the numerator of which shall be the difference between the then-current market price per share of common stock and the purchase price provided in this Option, and the denominator of which shall be the then-current market price per share of common stock. The Grantee, when exercising his or her Option shall have the right to receive the number of shares with a fair market value equal to the difference between the exercise price and the current fair market value at the date of exercise. As a result of such exercise, the Grantee is submitting the number of Options exercised and the Company is issuing the net difference of shares of common stock after the net exercise.

11. WITHHOLDING TAXES

The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12. PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for

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the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options or Restricted Stock held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

13. REQUIREMENTS OF LAW

13.1 General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the

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extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

13.3 Financial Reports

To the extent required by applicable law, not less often than annually the Company shall furnish to Grantees summary financial information including a balance sheet regarding the Company’s financial conditions and results of operation, unless such Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

14. EFFECT OF CHANGES IN CAPITALIZATION

14.1 Changes in Stock.

Subject to the exception set forth in the last sentence of Section 14.4, if the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number of shares for which Grants of Options and Restricted Stock may be made under the Plan shall be adjusted proportionately by the Company. In addition, the number of shares for which Grants are outstanding shall be adjusted proportionately so that the proportionate interest of the Grantee in common stock immediately following such event shall, to the extent practicable, be the same as the Grantee’s interest in Stock immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

14.2 Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to the exception set forth in the last sentence of Section 14.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply to the common stock shares to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and in the case of Options, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

14.3 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 14.3 and the last sentence of Section 14.4, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) either of the following two actions shall be taken: (A) fifteen (15) days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted

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Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Option Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option Shares. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such 15-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 14.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options and Restricted Stock theretofore granted, or for the substitution for such Options and Restricted Stock of new options and restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

14.4 Adjustments.

Adjustments under this Section 14.4 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of Grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 14.1, 14.2 and 14.3.

14.5 No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15. DURATION AND AMENDMENTS

15.1 Term of the Plan.

The Effective Date of this Plan is the date of its adoption by the Board, subject to the approval of the Plan by the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as next provided.

15.2 Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company’s stockholders only to the extent required by applicable law, regulations or rules. No Grants shall be made after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16. GENERAL PROVISIONS

16.1 Disclaimer of Rights.

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other

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relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

16.2 Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

16.3 Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16.4 Other Award Agreement Provisions.

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

16.5 Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.6 Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.7 Pooling.

In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

16.8 Governing Law.

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.

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iBio, Inc.

AMENDMENT NO. 1 TO
2008 OMNIBUS EQUITY INCENTIVE PLAN

The 2008 Omnibus Equity Incentive Plan (the “Plan”) of iBio, Inc. (the “Company”) is hereby amended as follows:

1.	The term IBIOPHARMA, INC. is deleted and replaced in each instance with iBio, Inc.
2.	The first sentence of Section 4 of the Plan is deleted in its entirety and is amended and restated and shall read as follows:

“Subject to adjustment under Section 15, the number of shares of Stock available for issuance under the Plan as Options or as Restricted Stock shall be 15 million (15,000,000) shares.

Capitalized terms used herein and not defined shall have the respective meaning ascribed to such terms in the Plan.

Except as aforesaid, the Plan shall remain in full force and effect.

Approved by the Board of Directors on November 15, 2013. Approved by the Stockholders on            , 201

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iBio, Inc.

2013 Annual Meeting of Stockholders — December 17, 2013

The undersigned hereby appoints Robert B. Kay and Robert L. Erwin, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common stock (par value $0.001) of iBio, Inc. (the “Company”) that the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of the Company to be held at iBio, Inc., 9 Innovation Way, Suite 100, Newark, Delaware, on December 17, 2013, commencing at 11:00 a.m. (local time), and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AS DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3, 4 AND 5 AND IN FAVOR OF 3 YEARS FOR PROPOSAL 6.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2013 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON NOVEMBER 15, 2013 AT http://www.cstproxy.com/ibioinc/2013. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please mark box ☒ in blue or black ink.

The board of directors recommends a vote “FOR” each of the director nominees.

1.	Election of Class II Directors.

Nominees: GLENN CHANG AND PHILIP K. RUSSELL, M.D.

☐	FOR all nominees listed above
☐	WITHHOLD AUTHORITY to vote for the following nominee(s):

(Instructions: To withhold authority to vote for any one or both nominees, mark the “WITHHOLD AUTHORITY” box and write the name of the nominee or nominees in the space provided above.)

The board of directors recommends a vote “FOR” proposals 2, 3, 4 and 5.

2.	Ratification of Selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the current year ending June 30, 2014:
☐	FOR

☐	AGAINST

☐	ABSTAIN
3.	Approval of an amendment to the certificate of incorporation increasing the authorized number of shares of common stock from 100 million to 175 million:
☐	FOR

☐	AGAINST

☐	ABSTAIN
4.	Approval of an amendment to increase the number of shares of common stock authorized for issuance pursuant to the 2008 omnibus equity incentive plan from 10 million to 15 million shares:
☐	FOR

☐	AGAINST

☐	ABSTAIN
5.	Approval of, on an advisory basis, the compensation of our named executive officers (“say-on-pay”):
☐	FOR

☐	AGAINST

☐	ABSTAIN

The board of directors recommends a vote for “3 YEARS” for proposal 6.

6.	Recommendation of, on an advisory basis, the frequency of executive compensation votes:

☐ 3 YEARS	☐ 2 YEARS	☐ 1 YEAR	☐ ABSTAIN

(Continued and to be signed on reverse side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2013 Annual Meeting and any adjournment or postponement thereof.

Attendance of the undersigned at the annual meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned specifically revokes this proxy before it is exercised.

Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE 2013 ANNUAL MEETING ☐

Dated:            , 2013

Signature